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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 1998
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                                 OFFICEMAX, INC.
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               (Exact name of registrant as specified in charter)

      Ohio                  1-13380                       34-1573735
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(State or other         (Commission File       (IRS Employer Identification No.)
 jurisdiction of            Number)
 incorporation)

            3605 Warrensville Center Road, Shaker Heights, Ohio 44122
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:  (216) 921-6900
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Item 5:     Other Events.
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         On October 6, 1998, OfficeMax, Inc. issued a press release regarding expected sales and earnings for its third quarter ending October 24, 1998. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The press release contains forward-looking statements with respect to sales and earnings.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.     Exhibit Description
         -----------     -------------------

         99              Press Release of OfficeMax, Inc. dated October 6, 1998.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OFFICEMAX, INC.

                                      By: /s/ Ross H. Pollock
                                         -----------------------------
                                         Ross H. Pollock
                                         Senior Vice President, General Counsel
                                                and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.               EXHIBIT DESCRIPTION
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    99                    Press Release of OfficeMax, Inc. dated October 6, 1998